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                                                                    Exhibit 99.1

                              FOR IMMEDIATE RELEASE

Contact: Michael Gury                               Jodi Amendola
         IMS HEALTH Communications                  TriZetto Communications
         (203) 222-4230                             (480) 657-9966

         Jack Walsh                                 Ethan Denkensohn
         IMS HEALTH Investor Relations              TriZetto Investor Relations
         (203) 222-4250                             (212) 213-0006

IMS HEALTH TO MERGE WITH TRIZETTO, CREATING THE GLOBAL LEADER IN
INTERNET-ENABLED HEALTHCARE INFORMATION

WESTPORT, CT and NEWPORT BEACH, CA, March 29, 2000 - IMS HEALTH (NYSE: RX), the world's leading provider of information solutions to the pharmaceutical industry, and The TriZetto Group, Inc. (NASDAQ:TZIX), a leader in providing Internet-enabled application services and healthcare business portals, today jointly announced a strategic merger that will create the global leader in business-to-business eHealthcare information services.

      The new company will leverage Internet technology to provide integrated, digital health information and application services to healthcare constituents worldwide. HealthWebSM, a global business-to-business Internet portal, enables healthcare providers, payors, and pharmaceutical companies to access applications, information, and e-commerce services seamlessly. By applying the company's domain expertise coupled with eTechnologies, customers can bridge the information gap in healthcare. With pro forma market capitalization of approximately $10 billion, the new company will operate in more than 100 countries with over 9,000 employees.
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      Under the terms of a definitive merger agreement unanimously approved by the boards of directors of both companies, IMS HEALTH shareholders will receive
0.4655 shares of TriZetto for each IMS HEALTH common share. With TriZetto as the legal acquirer, the transaction will be accounted for as a purchase and is expected to be tax-free to the shareholders of both companies. Based on TriZetto's closing share price yesterday, the transaction currently values IMS HEALTH at $27.03 per share.

      Upon completion of the merger, the new company plans to issue three securities to all investors. First, IMS HEALTH trading NYSE (RX), representing the core IMS pharmaceutical market research and sales management businesses, will be issued as a tracking stock. Second, TriZetto, trading Nasdaq (TZIX), the high-growth application services provider (ASP) and Internet portal business, will be combined with Erisco, a provider of technology solutions supporting 70 million managed care lives. Third, a new security, Strategic Technologies, a leader in pharmaceutical relationship management, will be structured as a tax-free spin-off. Accordingly, current shareholders of both IMS HEALTH and TriZetto will ultimately own three securities: IMS HEALTH, TriZetto, and Strategic Technologies.

      "The Internet is transforming healthcare," said Victoria R. Fash, IMS HEALTH chief executive officer. "Our vision is to leverage technology to enable information-based B2B e-commerce across the global healthcare system, ultimately advancing world health. Our strategy is TriZetto technology as the eBusiness engine, driving IMS digital assets linked by the HealthWeb global portal. With today's announcement we create a new online/offline business model, combining high growth with financial sustainability."
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      "To operate efficiently, healthcare businesses need best-of-breed software, Internet-enabled connectivity and insights for decision-making," said Jeffrey H. Margolis, TriZetto chairman and chief executive officer. "The key to effective use of the Internet is ensuring that healthcare enterprises have integrated technology, applications and information access on a reliable, scalable and cost-predictable basis. Our merger with IMS HEALTH will enable TriZetto to deliver best-of-breed ASP solutions worldwide."

      The executive management team will include Robert E. Weissman, chairman; Victoria R. Fash, chief executive officer; and Jeffrey H. Margolis, vice chairman and president.

      The Board of Directors will have nine members: Weissman, Fash, Margolis, and six independent directors, three designated by each company.

      The transaction is expected to be completed in the third quarter of 2000, subject to regulatory approvals, approval by the shareholders of both companies and customary closing conditions. Shareholders representing in excess of a majority of TriZetto shares have already agreed to approve the transaction.

      Goldman Sachs served as financial advisor to IMS HEALTH and Warburg Dillon Read served as financial advisor to TriZetto.

      A conference call with the executive management team will be Webcast at 9 A.M. U.S. Eastern Time, today, Wednesday, March 29, 2000, and can be accessed via IMS HEALTH and TriZetto Web sites, as well as http://www.triims.com.
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ABOUT TRIZETTO

      The TriZetto Group, Inc. is a leading provider of vertical, Internet-enabled application services and business portals for the healthcare industry. As an application services provider (ASP), TriZetto hosts software for a predictable monthly fee, saving customers significant time, money and frustration. HealthWebSM, its Internet portal, assists healthcare administrators and professionals in performing their routine tasks and facilitates information-exchange and e-commerce among all key healthcare participants: providers, health plans and employers and health-plan members. Additional information is available at HTTP://WWW.TRIZETTO.COM.

ABOUT IMS HEALTH

      IMS HEALTH is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.4 billion in 1999 revenue, IMS HEALTH operates in over 100 countries. IMS HEALTH is the largest pharmaceutical manufacturer information partner, with over 40 years' experience in the industry. Key products and services integral to customer day-to-day operations include: market research for prescription and over-the-counter pharmaceutical products; sales management information to optimize sales force productivity; pharmaceutical relationship management solutions for sales and marketing decision-making; and technology systems and information services that support managed care organizations. Additional information is available at http://www.imshealth.com.

                                       ###

MARCH 29, 2000

THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING INFORMATION (STATEMENTS THAT ARE NOT HISTORICAL FACTS AND RELATE TO FUTURE PERFORMANCE) THAT INVOLVES RISKS AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS ARE
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MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE STATEMENTS
ABOUT FUTURE NET REVENUES, PROFITS, AND FINANCIAL RESULTS, THE MARKET FOR TRIZETTO'S SERVICES, FUTURE SERVICE OFFERINGS, CLIENT AND PARTNER RELATIONSHIPS, AND TRIZETTO'S OPERATIONAL CAPABILITIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE STATED IN ANY FORWARD-LOOKING STATEMENTS BASED ON A NUMBER OF
FACTORS, INCLUDING THE EFFECTIVENESS OF TRIZETTO'S IMPLEMENTATION OF ITS
BUSINESS PLAN, THE MARKET'S ACCEPTANCE OF TRIZETTO'S SERVICES, RISKS ASSOCIATED WITH MANAGEMENT OF GROWTH, RELIANCE ON THIRD PARTIES TO SUPPLY KEY COMPONENTS OF TRIZETTO'S SERVICES, ATTRACTION AND RETENTION OF EMPLOYEES, VARIABILITY OF QUARTERLY OPERATING RESULTS, INCLUDING THE EFFECTS OF THE CLIENT PURCHASING PATTERNS DUE TO YEAR 2000 ISSUES, COMPETITIVE FACTORS, RISKS ASSOCIATED WITH ACQUISITIONS, CHANGES IN DEMAND FOR THIRD PARTY PRODUCTS OR SOLUTIONS, WHICH
FORM THE BASIS OF TRIZETTO'S SERVICE OFFERINGS, AND RISKS ASSOCIATED WITH
RAPIDLY CHANGING TECHNOLOGY, AS WELL AS THE RISKS IDENTIFIED IN TRIZETTO'S SEC FILINGS, INCLUDING INFORMATION UNDER THE HEADING OF RISK FACTORS IN ITS FORM S-1 FILED IN OCTOBER 1999.

THIS PRESS RELEASE INCLUDES STATEMENTS WHICH MAY CONSTITUTE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH IMS HEALTH BELIEVES THE EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE CORRECT. THIS INFORMATION MAY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OF IMS HEALTH TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO (I) THE RISKS ASSOCIATED WITH OPERATING ON A GLOBAL BASIS, INCLUDING FLUCTUATIONS IN THE VALUE OF FOREIGN CURRENCIES RELATIVE TO THE U.S. DOLLAR, AND THE ABILITY TO SUCCESSFULLY HEDGE SUCH RISKS, (II) TO THE EXTENT IMS HEALTH SEEKS GROWTH THROUGH ACQUISITIONS AND JOINT VENTURES, THE ABILITY TO IDENTIFY, CONSUMMATE AND INTEGRATE ACQUISITIONS AND VENTURES ON SATISFACTORY TERMS, (III) THE ABILITY TO DEVELOP NEW OR ADVANCED TECHNOLOGIES AND SYSTEMS FOR ITS BUSINESSES ON TIME AND ON A COST-EFFECTIVE BASIS, (IV) REGULATORY, LEGISLATIVE AND ENFORCEMENT INITIATIVES, PARTICULARLY IN THE AREAS OF MEDICAL PRIVACY AND TAX, AND (V) DETERIORATION IN ECONOMIC CONDITIONS, PARTICULARLY IN THE PHARMACEUTICAL, HEALTHCARE OR OTHER INDUSTRIES IN WHICH IMS HEALTH'S CUSTOMERS OPERATE. ADDITIONAL INFORMATION ON FACTORS THAT MAY AFFECT THE BUSINESS AND FINANCIAL RESULTS OF THE COMPANY CAN BE FOUND IN FILINGS OF THE COMPANY MADE FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION.